Exhibit 10.1

AMENDMENT NO. 2
TO
SECOND AMENDED AND RESTATED PARTNERSHIP AGREEMENT
OF
CENTEX DEVELOPMENT COMPANY, L.P.

     This AMENDMENT NO. 2 to SECOND AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF CENTEX DEVELOPMENT COMPANY, L.P. (the “Amendment”) is made as of this 10th day of November 2003, but effective for all purposes as of February 24, 1998, by and between 3333 Development Corporation, a Nevada corporation, as the General Partner (“Development”), and Centex Homes, a Nevada general partnership, as the Limited Partner (“Centex”).

     WHEREAS, Development and Centex entered into that certain Amended and Restated Partnership Agreement of Centex Development Company, L.P. (the “Partnership Agreement”) as of the 24th day of February, 1998 with respect to Centex Development Company, L.P., a Delaware limited partnership (the “Partnership”);

     WHEREAS, as of the date hereof, Development is the sole general partner of the Partnership and Centex owns all of the issued and outstanding limited partnership interest of the Partnership and is the sole limited partner of the Partnership; and

     WHEREAS, Development and Centex are mutually desirous of amending the Partnership Agreement pursuant to the terms of this Amendment;

     NOW, THEREFORE, for and in consideration of the premises set forth above and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Development and Centex hereby agree as follows:

     1. Pursuant to, and in accordance with, Article XV of the Partnership Agreement, the first sentence of Section 13.1(b) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“After Detachment, the General Partner may be removed only upon the affirmative votes of owners of at least 80% of the Voting Percentage Interests of the Limited Partners; prior to Detachment, the General Partner may not be removed by the Limited Partners.”

     2. Except as expressly amended and modified by this Amendment, the Partnership Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

GENERAL PARTNER:

3333 DEVELOPMENT CORPORATION, a Nevada corporation

By:		/s/ Stephen M. Weinberg

Stephen M. Weinberg
President and Chief Executive Officer

LIMITED PARTNER:

CENTEX HOMES, a Nevada general partnership

By:		Centex Real Estate Corporation,
a Nevada corporation,
Managing Partner

	By:	/s/ Raymond G. Smerge

Raymond G. Smerge
Vice President and Secretary

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